UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. ____ )

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              ACCESSOR FUNDS, INC.
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
   2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
   4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
   5) Total fee paid:
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
   1) Amount Previously Paid:

--------------------------------------------------------------------------------
   2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
   3) Filing Party:

--------------------------------------------------------------------------------
   4) Date Filed:

--------------------------------------------------------------------------------

[GRAPHIC]                      ACCESSOR FUNDS, INC.
                            IMPORTANT PROXY MATERIALS
--------------------------------------------------------------------------------
                                 March 22, 2002
--------------------------------------------------------------------------------

                            PLEASE CAST YOUR VOTE NOW!


Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of Accessor Funds, Inc. will be held on April 29, 2002. The purpose of the meeting is to vote on several important proposals that affect the Funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposals, as well as materials for voting by mail. If you own more than one Fund, please note that you will have received one proxy card for each Fund that you own.


Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

All of the proposals have been carefully reviewed by the Board of Directors. The Directors, most of whom are not affiliated with Accessor Funds, are responsible for protecting your interests as a shareholder. The Directors believe the proposals are in the best interests of shareholders. They recommend that you vote FOR each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. TO CAST YOUR VOTE, SIMPLY COMPLETE THE PROXY CARD OR CARDS ENCLOSED IN THIS PACKAGE. BE SURE TO SIGN EACH CARD BEFORE MAILING IT IN THE POSTAGE-PAID ENVELOPE. THIS WILL ENSURE YOUR VOTE IS COUNTED, EVEN IF YOU CANNOT ATTEND THE MEETING IN PERSON. PLEASE BE SURE TO COMPLETE EACH PROXY CARD IF YOU OWN MORE THAN ONE FUND.

If you have any questions before you vote, please call Accessor Funds at 1-206-224-7420. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/S/ J. ANTHONY WHATLEY, III

J. Anthony Whatley, III
President and Principal Executive Officer

--------------------------------------------------------------------------------
                              QUESTIONS AND ANSWERS
--------------------------------------------------------------------------------

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE'S A BRIEF OVERVIEW OF MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT.


Q.       WHAT AM I BEING ASKED TO VOTE "FOR" IN THIS PROXY?

A.       You may be asked to vote on the following proposals:

1.       To elect the Board of Directors.
2. To amend the fundamental investment objectives for each Underlying Accessor Fund.

3. To adopt a defensive distribution plan for the Advisor Class Shares of each Underlying Accessor Fund.

4. To amend or remove certain fundamental investment restrictions for each Underlying Accessor Fund, including the Growth Fund, Value Fund, Small to Mid Cap Fund, International Equity Fund, High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income
         Fund, Mortgage Securities Fund and the U.S. Government Money Fund.

Q.       What role does the Board play? (PROPOSAL 1)

A. The Directors oversee the investment policies of each Fund. Members of the Board are experienced executives who have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Directors review Fund performance, oversee Fund activities and fees, and review the Funds' contracts with Accessor Capital and other service providers. If Proposal 1 is approved, the three nominees receiving the highest number of votes will be elected to the Board. If Proposal 1 is not approved, those three nominees will remain as members of the Board and only J. Anthony Whatley, III and George Cobean, III will have been previously elected by the shareholders.

Q. Why are the Underlying Funds proposing to amend their fundamental investment objectives? (PROPOSAL 2)

A. The primary purpose of this proposal is to remove language that is more specific to each Fund's investment strategies, which will allow more flexibility in managing the Fund and adjusting the Fund's benchmark index to more accurately reflect the actual investment strategies employed by the Fund.

Q. Will the amended investment objective affect the way each Underlying Fund is managed?

A. Adoption of the proposed fundamental investment objectives is not expected to affect the way in which each Underlying Fund is managed, the investment performance of each Underlying Fund, or the instruments in which each Underlying Fund invests; however, in the future, a fund may be managed differently to take advantage of the additional flexibility provided by the proposed changes to the objectives.

Q. Why are the Advisor Class Shares of the Underlying Funds proposing to adopt a defensive distribution plan? (PROPOSAL 3)

A. The Board proposes to adopt a defensive distribution plan for the Advisor Class Shares of each Underlying Fund. The primary purpose of this proposal is to provide additional financial resources to cover the increased expenses associated with providing distribution services and shareholder servicing to the Underlying Funds. The Board of Directors is proposing to adopt a defensive distribution plan for the Advisor Class Shares of the Underlying Funds to help ensure that any distribution-related expenses paid by Accessor Capital comply with applicable law.

Q. Why are the Underlying Funds proposing to amend and/or remove their fundamental investment restrictions? (PROPOSAL 4)

A. The Board of Directors has reviewed the Underlying Funds' current fundamental investment restrictions and have concluded that certain restrictions should be amended or removed based on the development of new practices and changes?

         in applicable law and to facilitate administration and the process of monitoring compliance over the Funds. The revised restrictions maintain important investor protections while providing maximum flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.

Q. Will the new investment restrictions change the way each Underlying Fund is managed?

A. The revised restrictions will not affect the investment objectives of the Underlying Funds. Each Underlying Fund will continue to be managed in accordance with the investment policies described in their prospectus and in accordance with federal law. The revised restrictions would give the Underlying Funds increased ability to engage in certain activities. In addition, those fundamental restrictions proposed to be removed as fundamental will remain as non-fundamental restrictions of each Fund if the proposal is approved. Non-fundamental restrictions may be amended without shareholder approval.

Q. How does the Funds' Board of Directors recommend that I vote on each of these proposals?

A. The Board of Directors has unanimously approved all of the proposals and recommends that you vote "FOR" each of the proposals. The Board believes that each of these proposals is in the best interests of your Fund and its shareholders.

Q.       How can I vote my proxy?

A. As a shareholder, you are entitled to one vote for each share you own in a Fund as of the record date. The record date is March 11, 2002. For your convenience, there are several ways you can vote:

         o By Mail: vote, sign and return the enclosed proxy card(s).
         o In person: attend the special meeting on April 29, 2002 at 10:00 a.m. Pacific Standard Time at the offices of Accessor Capital Management L.P., 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101.

                     IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                              ACCESSOR GROWTH FUND
                               ACCESSOR VALUE FUND
                         ACCESSOR SMALL TO MID CAP FUND
                       ACCESSOR INTERNATIONAL EQUITY FUND
                          ACCESSOR HIGH YIELD BOND FUND
                     ACCESSOR INTERMEDIATE FIXED-INCOME FUND
                  ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME FUND
                        ACCESSOR MORTGAGE SECURITIES FUND
                       ACCESSOR U.S. GOVERNMENT MONEY FUND

                   ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND
                         ACCESSOR GROWTH ALLOCATION FUND
                    ACCESSOR GROWTH & INCOME ALLOCATION FUND
                        ACCESSOR BALANCED ALLOCATION FUND
                    ACCESSOR INCOME & GROWTH ALLOCATION FUND
                         ACCESSOR INCOME ALLOCATION FUND

                                    FUNDS OF
                     ACCESSOR FUNDS, INC. ("ACCESSOR FUNDS")

                                1420 FIFTH AVENUE
                                   SUITE 3600
                            SEATTLE, WASHINGTON 98101
                                 (206) 224-7420

               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above Funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Meeting") of Accessor Growth Fund, Accessor Value Fund, Accessor Small to Mid Cap Fund, Accessor International Equity Fund, Accessor High Yield Bond Fund, Accessor Intermediate Fixed-Income Fund, Accessor Short-Intermediate Fixed-Income Fund, Accessor Mortgage Securities Fund, Accessor U.S. Government Money Fund (the "Underlying Funds"), Accessor Aggressive Growth Allocation Fund, Accessor Growth Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Balanced Allocation Fund, Accessor Income & Growth Allocation Fund, and Accessor Income Allocation Fund, (the "Allocation Funds" and collectively with the Underlying Funds, the "Funds") will be held on April 29, 2002 at 10:00 a.m. Pacific Standard Time at 1420 Fifth Avenue, Suite 3600, Seattle, Washington. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.       To elect a Board of Directors.


2. To amend the fundamental investment objective for each Underlying Fund.

3. To adopt a defensive distribution plan for the Advisor Class Shares of each Underlying Fund.

4. To amend or remove fundamental investment restrictions for each Underlying Fund.

    5. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

The Board of Directors has fixed the close of business on March 11, 2002 as the record date for the determination of shareholders of each of the Funds entitled to notice of, and to vote at, the Meeting and any adjourned session thereof.

                                        By order of the Board of Directors,
                                                        CHRISTINE STANSBERY
                                                                  Secretary
                                                                 March 2002

PLEASE RESPOND PROMPTLY. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR IN PERSON.

                                 PROXY STATEMENT
                       SPECIAL MEETING OF SHAREHOLDERS OF
                              ACCESSOR FUNDS, INC.:

          ------------------------------------------------------------
                              ACCESSOR GROWTH FUND
                               ACCESSOR VALUE FUND
                         ACCESSOR SMALL TO MID CAP FUND
                       ACCESSOR INTERNATIONAL EQUITY FUND
                          ACCESSOR HIGH YIELD BOND FUND
                     ACCESSOR INTERMEDIATE FIXED-INCOME FUND
                  ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME FUND
                        ACCESSOR MORTGAGE SECURITIES FUND
                       ACCESSOR U.S. GOVERNMENT MONEY FUND
                     (COLLECTIVELY, THE "UNDERLYING FUNDS")
                   ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND
                         ACCESSOR GROWTH ALLOCATION FUND
                    ACCESSOR GROWTH & INCOME ALLOCATION FUND
                        ACCESSOR BALANCED ALLOCATION FUND
                    ACCESSOR INCOME & GROWTH ALLOCATION FUND
                         ACCESSOR INCOME ALLOCATION FUND
                     (COLLECTIVELY, THE "ALLOCATION FUNDS")


                     TO BE HELD ON APRIL 29, 2002

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors (the "Board") of Accessor Funds, Inc. ("Accessor Funds") to be used at the Special Meeting of Shareholders of each Underlying Fund and Allocation Fund (each, a "Fund" and collectively, the "Funds") and any adjournments thereof (the "Meeting"). The Meeting has been called to be held on April 29, 2002 at 10:00 a.m. Pacific Standard Time at 1420 Fifth Avenue, Suite 3600, Seattle, Washington, the office of Accessor Funds and Accessor Capital Management L.P. ("Accessor Capital").

INFORMATION ABOUT THE ACCESSOR FUNDS

Accessor Funds is a multi-managed, no-load, open-end, management investment company currently consisting of fifteen diversified investment portfolios each with its own investment objective and policies. The assets of each Fund are allocated among Accessor Capital pursuant to a written agreement (the "Management Agreement") between the Funds and Accessor Capital and/or investment management organizations (each, a "Money Manager"), researched and recommended by Accessor Capital and reviewed and approved by the Board, pursuant to written agreements (the "Money Manager Agreements") among the Funds, Accessor Capital and the respective Money Managers. Accessor Capital also is responsible for the provision of administrative services to each Fund, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers and employees of the Funds who are officers or employees of Accessor Capital or its affiliates, and supervision of transfer agency, dividend disbursing, custodial and other services provided by others.

The principal business address of Accessor Capital, each Funds' manager and administrator is 1420 Fifth Street, Suite 3600, Seattle, WA 98101. The principal business address of the Funds' respective Money Managers are as follows: Chicago Equity Partners LLC (Growth Fund), 180 North LaSalle Street, Suite 3800, Chicago, IL 60601; Wellington Management Company, LLP (Value Fund), 75 State Street, Boston, MA 02109; SSgA Funds Management, Inc. (Small to Mid Cap Fund), Two International Place, Boston, MA 02110; J.P. Morgan Fleming Asset Management (London) Ltd. (International Equity Fund), Finsbury Dials, 20 Finsbury Street, London, England EC2Y9AQ; Financial Management Advisors, Inc. (High Yield Bond
Fund), 1900 Avenue of the Stars, Suite 900, Los Angeles, CA 90067; Cypress Asset Management (Intermediate Fixed-Income and Short-Intermediate Fixed-Income Funds), 26607 Carmel Center Place, Suite 101, Carmel, CA 93923; BlackRock Financial Management, Inc. (Mortgage Securities Fund), 345 Park Avenue, New York, NY 10154. Accessor Capital directly manages the U.S. Government Money Fund and the Allocation Funds.

GENERAL INFORMATION

The purpose of this Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 22, 2002. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by officers, directors or agents of Accessor Funds, or employees, officers and/or agents of Accessor Capital, none of whom will receive additional compensation therefor. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by Accessor Funds. Forms of proxy material also may be distributed to Shareholders through brokers, custodians and other like parties, and Accessor Funds will reimburse such parties for their reasonable out-of-pocket expenses incurred in connection therewith.

If the enclosed proxy card is properly executed and returned, the shares represented thereby will be voted at the Meeting in accordance with the instructions noted thereon. If no instruction is indicated, the proxy will be voted in accordance with the Board of Directors' recommendations as set forth herein. However, even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary Accessor Funds prior to the Meeting, by delivering a subsequently dated proxy card or by personally attending the Meeting, requesting return of your previously delivered proxy and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). The holders of a majority of the shares of any Fund outstanding on March 11, 2002 (the "Record Date"), present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in-favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Only Shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date on each matter to come before the Meeting for the respective Fund(s). Shares of each Fund of Accessor Funds issued and outstanding as of the Record Date are described in Appendix D to this Proxy Statement.

EACH FUND'S ANNUAL REPORT HAS PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 CALL 1-800-759-3504 OR WRITE TO ACCESSOR CAPITAL MANAGEMENT LP AT 1420 FIFTH AVENUE, SUITE 3600, SEATTLE, WASHINGTON 98101.

VOTE REQUIRED IN THIS PROXY: APPROVAL OF PROPOSAL 1 REQUIRES A PLURALITY OF ALL VOTES CAST AT THE MEETING. APPROVAL OF PROPOSALS 2 AND 4 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ADVISOR CLASS SHARES OF THE UNDERLYING FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING, IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES, WHICHEVER IS LESS.

The following table summarizes the proposals applicable to each Fund:

PROPOSAL                                    APPLICABLE
NUMBER      PROPOSAL DESCRIPTION            FUNDS                          PAGE
----------  --------------------            ----------------               ----
1.          To elect as Directors           All                            3
            the three nominees
            presented in Proposal 1.

2.          To amend the current            Underlying Funds Only          6
            fundamental investment
            objectives as presented
            in Proposal 2.

3.          To adopt a defensive            Underlying Funds Only          8
            distribution plan as            (Advisor Class Shares only)
            described in Proposal 3.

4.          To amend or remove certain      Underlying Funds Only         10
            fundamental investment
            restrictions as presented
            in Proposal 4.

--------------------------------------------------------------------------------
                   PROPOSAL 1 - TO ELECT A BOARD OF DIRECTORS
--------------------------------------------------------------------------------

The purpose of this proposal is to elect a Board of Directors of Accessor Funds. Currently, the Board of Directors consists of J. Anthony Whatley, III, George G. Cobean, III and Geoffrey C. Cross. The Directors have determined that the Board of Directors should remain at three members. Pursuant to the provisions of the 1940 Act, Directors of an investment company must be elected by shareholders. However, if a vacancy on the Board of Directors is filled without approval of the shareholders, immediately after filling the vacancy at least two-thirds of the Board of Directors must have been elected to such office by shareholders of the fund. By electing each of the Directors currently serving on the Board, shareholders can ensure that the two-thirds requirement will be met in the event that a vacancy occurs on the Board in the future.

The enclosed proxy card will be voted for the election as Directors of the three nominees listed below unless such authority has been withheld in the proxy card. Otherwise, the number of Directors will continue to be fixed at three and the current Directors will remain as Board members and only J. Anthony Whatley, III and George Cobean, III will have been previously elected by the shareholders.

FUND MANAGEMENT

The Directors and officers of Accessor Funds are listed below. All nominees and officers named below are currently Directors or officers of Accessor Funds and have served in that capacity continuously since originally elected or appointed. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.








                                                                                         NUMBER OF
                            TERM OF                                                      PORTFOLIOS
                            OFFICE                                                       IN FUND
NAME, AGE, ADDRESS,         AND LENGTH                                                   COMPLEX       OTHER
AND POSITION HELD           OF                      PRINCIPAL OCCUPATIONS DURING         OVERSEEN BY   DIRECTORSHIPS
WITH ACCESSOR FUNDS         SERVICE                 PAST FIVE YEARS                      DIRECTOR      HELD
INTERESTED DIRECTORS
J. Anthony Whatley, III 1,2 All positions           Director and President, Accessor         15            None
Age 59                      held since              Capital Corporation since
1420 Fifth Avenue           1991.                   August 2000; Executive Director,
Suite 3600                                          Accessor Capital Management LP
Seattle, WA 98101                                   President, Bennington Management
Director, President &                               Associates, Inc. since April
Principal Executive Officer                         1991; Director and President,
                                                    Northwest Advisors, Inc. since 1990.


1)   J. Anthony Whatley, III is an interested director due to his employment and/or interest in Accessor Capital.
2)   J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

NON-INTERESTED DIRECTORS
George G. Cobean, III       Director Since          Director and Vice President,             15            Director, Action
Age 64                           1991.              Martinson, Cobean & Associates,                        Auto Glass of Tacoma,
1420 Fifth Avenue                                   P.S.(certified public accountants)                     Inc.; Director, Tigre
Suite 3600                                          since 1973.                                            Tierra Manufacturing
Seattle, WA 98101                                                                                          Co.
Director

Geoffrey C. Cross           Director Since          President, Geoffrey C. Cross             15            None
Age 62                          1993.               P.S., Inc. (general practice
1420 Fifth Avenue                                   of law) since 1970.
Suite 3600
Seattle, WA 98101
Director



                                        TERM OF
                                        OFFICE
NAME, AGE, ADDRESS, AND POSITION        & LENGTH OF
HELD WITH ACCESSOR FUNDS                SERVICE

Ravindra A. Deo, Age 39                 All Positions   Director and Secretary, Accessor 1420
Fifth Avenue, Seattle, WA 98101         Held Since      Capital Corporation, since Vice
President, Treasurer & Principal          1992          August 2000; Director and Vice
Financial/Accounting Officer                            President, Northwest Advisors, Inc.
                                                        since July 1993; Vice President
                                                        and Chief Investment Officer,
                                                        Accessor Capital Management L.P.
                                                        since January 1992.

Linda V. Whatley /2/, Age 44            All Positions   Treasurer of Northwest Advisors,
11420 Fifth Avenue, Seattle, WA 98101   Held Since      Inc. since July 1993; Vice
Vice President & Assistant Secretary       1991         President, Accessor Capital Management
                                                        L.P. since April 1991; Secretary
                                                        since April 1991 and Director and
                                                        Treasurer since June 1992 of
                                                        Bennington Management Associates.

Robert J. Harper, Age 58                Vice President  Director and Treasurer, Accessor
1420 Fifth Avenue, Seattle, WA  98101   Since 1995      Capital Corporation since August
Vice President                                          2000; Director and Vice President,
                                                        Northwest Advisers, Inc. since
                                                        November 1995; Director
                                                        of Sales and Client
                                                        Service, Accessor
                                                        Capital Management LP
                                                        since October 1993.

Christine J. Stansbery, Age 50         Secretary        Vice President, Accessor Capital
1420 Fifth Avenue, Seattle, WA  98101  since 1995       Corporation since April 2001; Secretary,
Secretary                                               Northwest Advisers, Inc. since May 1999;
Secretary                                               Assistant Vice President-Compliance since
                                                        January 1997, and
                                                        Regulatory Manager from
                                                        March through December
                                                        1996 at Accessor Capital
                                                        Management LP.

2)    J. Anthony Whatley, III and Linda V. Whatley are husband and wife.




ROLE OF THE BOARD OF DIRECTORS

The Directors of Accessor Funds are responsible for the overall management and supervision of Accessor Funds' affairs and for protecting the interests of the shareholders. The Directors meet periodically throughout the year to oversee Accessor Funds' activities, review contractual arrangements with service providers for Accessor Funds and review Accessor Funds' performance.

AUDIT COMMITTEE. The Board of Directors of Accessor Funds has created an Audit Committee comprised solely of the Directors who are not "interested persons" of Accessor Funds as that term is defined under the 1940 Act ("Non-interested Directors"). The Audit Committee considers matters relating to the scope and results of each Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board. The Audit Committee also makes recommendations to the full Board regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of Accessor Funds and certain service providers. The Audit Committee currently consists of Mr. Cobean and Mr. Cross. The Audit Committee meets once during each fiscal year of the Funds. In addition, representatives of the Funds' independent accountant frequently attend the quarterly Board meetings and thus are available to consult with the Board, including the Audit Committee when appropriate.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Director in each of the Funds and in all Accessor Funds overseen by the Director as of March 1, 2002. Except for the Funds listed below, each of the Directors did not beneficially own securities of any other Accessor Fund as of March 1, 2002.




                                                                                      AGGREGATE DOLLAR RANGE
                          DOLLAR RANGE OF                                                OF EQUITY SECURITIES OWNED
                          EQUITY SECURITIES                                              IN ALL ACCESSOR FUNDS
   NAME OF DIRECTOR       OWNED                                                          OVERSEEN BY DIRECTOR

INTERESTED DIRECTORS
J. Anthony Whatley, III   Aggressive Growth Allocation Fund: $50,001-$100,000            Over $100,000
                          Income & Growth Allocation Fund: Over $100,000
                          Income Allocation Fund: Over $100,000

NON-INTERESTED DIRECTORS
George C. Cobean, III     U.S. Government Money Fund: $10,001-$50,000                    $10,001-$50,000

Geoffrey C. Cross         Growth Fund: $50,001-$100,000                                  Over $100,000
                          Small to Mid Cap Fund: $50,001-$100,000


CONFLICTS OF INTEREST

DIRECTOR POSITIONS. As of March 1, 2002, no Non-interested Director or any of their immediate family members owned beneficially or of record any class of securities of Accessor Capital, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital or a Money Manager.

DIRECTOR INTERESTS. During the five years ended March 1, 2002, no Non-interested Director (or their immediate family members) had any direct or indirect interest in Accessor Capital, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital or a Money Manager.

DIRECTOR TRANSACTIONS. Since January 1, 2000, no Non-interested Director (or their immediate family members) had any direct or indirect material interest in any transaction or series of similar transactions with (i) Accessor Funds or any Fund; (ii) another fund managed by Accessor Capital, a Money Manager or a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; (iii) Accessor Capital or a Money Manager; (iv) a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; or (v) an officer of any of the above.

DIRECTOR RELATIONSHIPS. Since January 1, 2000, no Non-interested Director (or their immediate family members) had any direct or indirect relationship with (i) Accessor Funds or any Fund; (ii) another fund managed by Accessor Capital, a Money Manager or a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; (iii) Accessor Capital or a Money Manager; (iv) a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; or (v) an officer of any of the above.

OFFICER INTERRELATED BOARD SERVICE. Since January 1, 2000, no officer of Accessor Capital, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital or a Money Manager served on the board of directors of a company where a Non-interested Director of Accessor Funds or any of their immediate family members served as an officer.


DIRECTOR COMPENSATION

The Board met five times during the fiscal year ended December 31, 2001. The following table shows the compensation paid by the fifteen Funds of Accessor Funds to the Directors during that year:






                                      AGGREGATE       PENSION OR RETIREMENT
                                     COMPENSATION      BENEFITS ACCRUED AS      ESTIMATED ANNUAL  TOTAL COMPENSATION
                                    FROM ACCESSOR      PART OF THE FUNDS        BENEFITS UPON     FROM ACCESSOR FUNDS
NAME AND POSITION                       FUNDS               EXPENSES            RETIREMENT        PAID TO DIRECTORS

INTERESTED DIRECTORS
J. Anthony Whatley III                 None                  None                  None                None
NON-INTERESTED DIRECTORS
George G. Cobean, III                  $15,000               None                  None                $15,000
Geoffrey C. Cross                      $15,000               None                  None                $15,000





Non-interested Directors of Accessor Funds are paid fees of $3,000 per meeting plus out-of-pocket costs associated with attending Board meetings. Directors employed by Accessor Capital have agreed that, if their employment with Accessor Capital is terminated for any reason, and a majority of the remaining Directors of Accessor Funds so request, they will be deemed to have resigned from the Board of Directors at the same time their employment with Accessor Capital terminates. Accessor Fund's officers and employees are paid by Accessor Capital and receive no compensation from Accessor Funds.

CONCLUSION

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT J. ANTHONY WHATLEY III, GEORGE G. COBEAN III AND GEOFFREY C. CROSS EACH AS A DIRECTOR OF ACCESSOR FUNDS.

--------------------------------------------------------------------------------
PROPOSAL 2 - TO AMEND THE FUNDAMENTAL INVESTMENT OBJECTIVE FOR EACH UNDERLYING
                                      FUND
--------------------------------------------------------------------------------

The primary purpose of this proposal is to remove language that is more specific to each Fund's investment strategies which will allow more flexibility in managing the Fund and adjusting the Fund's benchmark index to more accurately reflect the actual investment strategies employed by the Fund. If the proposal is approved, the new investment objectives as proposed will remain as fundamental objectives and will not be further changed without the approval of shareholders. Adoption of the proposed fundamental investment objectives is not expected to affect the way in which each Underlying Fund is managed, the investment performance of each Underlying Fund, or the instruments in which each Underlying Fund invests.

Each Underlying Fund's current and proposed amended investment objectives are listed in the table below. Each Underlying Fund's current investment objective is deemed "fundamental." Any amendment to a "fundamental" objective must be approved by a majority of the outstanding voting securities of a Fund.



---------------------------- ----------------------------------------------------- -----------------------------------
FUND                         CURRENT INVESTMENT OBJECTIVE                          PROPOSED INVESTMENT OBJECTIVE

---------------------------- ----------------------------------------------------- -----------------------------------
Growth Fund                  To seek capital growth through investing primarily    To seek capital growth.
                             in equity securities with greater than average
                             growth characteristics selected from the Standard &
                             Poor's 500 Composite Stock Price Index ("S&P 500").

Value                        Fund To seek generation of current income and
                             capital growth by investing                           To seek capital growth.
                             primarily in income-producing equity securities
                             selected from the S&P 500.

Small to Mid Cap Fund        To seek capital growth through                        To seek capital growth.
                             investing primarily  in
                             equity securities of small to medium capitalization
                             issuers.

International Equity Fund    To seek capital growth by investing                   To seek capital growth.
                             primarily in  equity
                             securities of companies domiciled in countries
                             other than the United States and traded on foreign
                             stock exchanges.

High Yield Bond Fund         To seek high current income by
                             investing in                                          To seek high current income.
                             lower-rated, high-yield corporate debt securities.

Intermediate Fixed-Income    To seek generation of current income by investing     To seek generation of current
Fund                         primarily in fixed-income securities with             income.
                             durations
                             of between three and ten years and a
                             dollar-weighted average portfolio duration that
                             does not vary more or less than 20% from that of
                             the Lehman Brothers Government/Credit Index (the
                             "LBGC Index").

Short-Intermediate           To seek generation of current income by investing     To seek preservation of capital
Fixed-Income Fund            primarily in fixed-income securities with durations   and generation of current income.
                             of between one and five years and a dollar-weighted
                             average portfolio duration that does not vary more
                             or less than 20% from that of the Lehman Brothers
                             Government/Credit 1-5 Year Index (the "LBGC 1-5
                             Index").

Mortgage Securities Fund     To seek generation of current
                             income by investing                                   To seek generation of current
                             primarily in mortgage-related securities with an      income.
                             aggregate dollar-weighted average portfolio
                             duration that does not vary outside of a band of
                             plus or minus 20% from that of the Lehman Brothers
                             Mortgage-Backed Securities Index (the "LBM Index").

U.S. Government Money Fund   To seek maximum current income consistent with the    To seek maximum current income
                             preservation of principal and liquidity by            consistent with the preservation
                             investing primarily in short-term obligations         of principal and liquidity.
                             issued or guaranteed by the U.S. Government, its
                             agencies or instrumentalities.
---------------------------- ----------------------------------------------------- -----------------------------------


--------------------------------------------------------------------------------
PROPOSAL 2 - TO AMEND THE FUNDAMENTAL INVESTMENT OBJECTIVE FOR EACH UNDERLYING
                                      FUND
--------------------------------------------------------------------------------

By extracting specific language describing a Fund's investment strategies, policies and, in certain cases, its benchmark index, the Fund retains maximum flexibility in revising these strategies, policies and indices in order to respond to changing markets and modifications to a fund's investment style. In addition, the Value Fund has deleted the reference to "seeking generation of current income" from its objective to better describe its actual investment strategy. Historically, large capitalization, value-oriented companies paid their excess cash to shareholders in the form of dividends, or "current income." However, recently it is much more common for companies to use cash to buy back shares on the open market, acquire other companies or reinvest within the company itself. Therefore, it is unreasonable to expect the Value Fund to seek the generation of current income with the limited amount of companies paying dividends. The revised objectives for all of the Underlying Funds do not affect their current investment policies or strategies.

CONCLUSION

The Board has concluded that the proposal will benefit each Underlying Fund and its shareholders. Upon shareholder approval, the amended fundamental investment objectives will become effective when the prospectus and/or statement of additional information are revised to reflect such changes. If the proposal is not approved by the shareholders of an Underlying Fund, that Underlying Fund's current fundamental investment objective will remain unchanged.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT OBJECTIVES FOR THEIR UNDERLYING FUND.

--------------------------------------------------------------------------------
PROPOSAL 3 - TO ADOPT A DEFENSIVE DISTRIBUTION PLAN FOR THE ADVISOR CLASS SHARES
                             OF EACH UNDERLYING FUND
--------------------------------------------------------------------------------

At a meeting of the Board held on February 21, 2002, the Directors, including the Non-interested Directors voting separately, unanimously voted to approve the adoption of a Defensive Distribution and Service Plan (the "Plan") contemplated under Rule 12b-1 of the 1940 Act on behalf of the Advisor Class Shares of each Underlying Fund. The Non-interested Directors have no direct or indirect financial interest in the operation of the Plan. It is proposed that the Plan be adopted for the Advisor Class Shares of the Underlying Funds, subject to shareholder approval.

Federal law provides, among other things, that a fund may finance activities primarily intended to result in the sale of its shares only pursuant to a plan adopted in accordance with Rule 12b-1 of the 1940 Act. The Investor Class Shares of the Underlying Funds adopted a distribution and service plan pursuant to Rule 12b-1 ("12b-1 Plan") which allows for a distribution and service fee of 0.25% out of the Fund's assets to be paid to securities dealers, banks and other third-party distribution entities or service providers. Advisor Class Shares of the Underlying Funds currently do not have a 12b-1 Plan.

Notwithstanding the ability of a Fund to finance distribution and servicing costs through 12b-1 fees, an investment advisor is prohibited from indirectly paying for distribution-related expenses with proceeds from its management fee paid by the fund. However, an investment advisor may use its own resources and legitimate profits to finance distribution. Thus, the Board and Accessor Capital, subject to the approval of the shareholders of the Advisor Class Shares of each Underlying Fund, proposes to adopt a "defensive distribution plan" on behalf of the Advisor Class Shares of the Underlying Funds in accordance with applicable law in order to allow Accessor Capital the ability to pay for distribution-related expenses out of its profits.

The Plan, pursuant to certain shareholder approval requirements under Rule 12b-1, requires that the Plan shall become effective with respect to Advisor Class Shares upon the approval by a vote of (i) the majority of the Directors of the Fund, including a majority of Non-interested Directors of the Fund; and (ii) at least a majority of the outstanding securities of the Class, if the Plan is adopted after any public offering of the Class of shares or the sale of such shares to unaffiliated persons or promoters of the Fund. Pursuant to this second requirement, the Board is seeking your approval of the Plan.

The Plan is intended to assist and promote the sale of the Underlying Funds' shares by providing persons involved with such sales with additional resources out of the profits of Accessor Capital. THERE WILL BE NO ADDITIONAL FEES PAID BY ANY UNDERLYING FUND UNDER THE PLAN. The Board recommends that the shareholders of the Advisor Class Shares of each Underlying Fund approve the Plan. A copy of the Plan is included as Appendix A of this proxy statement.

TERMS OF THE PLAN

If approved by the shareholders of the Advisor Class Shares of each Underlying Fund, the terms of the Plan will be as follows:

The Plan provides that Accessor Capital may use its revenues, including management fees paid to it by a Fund, as well as its past profits or other resources, to make payment to third parties with respect to any expenses incurred in connection with the distribution of a Fund's shares. Expenses include the printing and mailing of prospectuses, reports and other literature used by a Fund, advertising, and other promotional materials, and payments to securities dealers, banks and other third parties who engage in the sale of Fund shares or who render shareholder support services. A Fund (or class thereof) will not make separate payments to Accessor Capital as a result of the Plan; provided, however, that Accessor Capital will continue to receive a management fee from the Fund in accordance with the management fees described in the prospectus.

The Plan provides that to the extent that any payments made by a Fund to Accessor Capital should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 of the 1940 Act, then such payments shall be deemed to be authorized by the Plan.

If approved by the shareholders of the Advisor Class Shares of each Underlying Fund, the Plan shall become effective upon the first business day of the month following the approval by the Board, including the Non-interested Directors, and by the shareholders of each Underlying Fund. The Plan shall remain in effect for each Fund from the effective date until April 30, 2003, and from year to year thereafter; provided, however, that such continuance is subject to annual approval by a vote of a majority of the Board, including a majority of the Non-interested Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be amended at any time by the Board, provided that (i) any amendment to authorize direct payments by a Fund to finance any distribution activity, or to increase the amount spent by a Fund for distribution shall be effective only upon the approval of a majority of the outstanding voting securities of the Fund (or each affected class thereof); and (ii) any material amendments to the Plan shall be effective only upon approval by a vote of a majority of the Board, including a majority of the disinterested Directors, cast in person called for such purpose. The Plan may be terminated for any Fund by a vote of a majority of the Non-interested Directors or by a vote of a majority of the outstanding voting securities of the Advisor Class Shares of that Fund.

--------------------------------------------------------------------------------
PROPOSAL 3 - TO ADOPT A DEFENSIVE DISTRIBUTION PLAN FOR THE ADVISOR CLASS SHARES
                             OF EACH UNDERLYING FUND
--------------------------------------------------------------------------------


Under the Plan, Accessor Capital is required to provide the Board a written report at least quarterly regarding the amounts expended in connection with financing of distribution activity covered by the Plan and the purposes for which the expenditures were made.

The Plan provides that any obligations assumed by the Advisor Class Shares of a Fund pursuant to the Plan and any agreements relating to the Plan shall be limited in all respects to that Fund (or class thereof) and its assets, and shall not constitute obligations of any other Fund (or class).

REASONS FOR THE PROPOSAL

The proposal was recommended to the Board because of federal laws prohibiting investment advisors from indirectly paying for distribution-related expenses on behalf of a fund. The primary purpose of this proposal is to provide additional financial resources to cover the increased expenses associated with providing distribution services and shareholder servicing to the Advisor Class Shares of the Underlying Funds. The Board of Directors is proposing to adopt a defensive distribution plan for the Advisor Class Shares of the Underlying Funds to help ensure that any distribution-related expenses paid by Accessor Capital are drawn from Accessor Capital's legitimate profits and thus any such payments comply with applicable law.

BASIS FOR THE BOARD'S RECOMMENDATIONS

In determining whether to approve the proposed Plan, the Board considered the following material factors:

o The potential benefits to the Funds and the effect of implementing the Plan would have on Fund shareholders.
o The likelihood that the proposed Plan will increase sales of Advisor Class Shares. The Directors believe that the possible benefits to the Funds and their shareholders from increased sales include economies of scale that could result in lower expense ratios, greater investment flexibility, increased liquidity and grater attractiveness to superior service providers.
o The controls set by Accessor Capital (including the retention of records) to determine whether distribution expenses are paid from the legitimate profits of Accessor Capital.
o Whether and to what extent payments made pursuant to the Plan will be made to affiliated persons of the Accessor Funds or Accessor Capital.
o        Whether reasonable alternatives to the proposed Plan existed.

In connection with its consideration of the factors listed above, the Board of Directors reviewed data and other materials relevant to the Directors' approval of the Plan. Among other things, the Directors reviewed the following items:

o Current and historical data regarding Accessor Funds' asset levels and sales activity.
o Comparisons of the Accessor Funds' growth and historical performance to those of peer funds and fund groups.
o Information concerning sales activity (including personnel information) undertaken by Accessor Capital.
o        Projections of future sales activity for the Advisor Class Shares.

CONCLUSION

Based on the foregoing considerations, the Board unanimously approved the adoption of the Plan on behalf of the Advisor Class Shares of the Underlying Funds and believes the adoption of the Plan to be in the best interests of the shareholders of Advisor Class Shares of each Underlying Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE ADVISOR CLASS SHARES OF EACH UNDERLYING FUND VOTE "FOR" THE PROPOSAL TO APPROVE THE DEFENSIVE DISTRIBUTION PLAN FOR THEIR FUND.

--------------------------------------------------------------------------------
PROPOSAL 4 - TO AMEND OR REMOVE CERTAIN FUNDAMENTAL INVESTMENT
                      RESTRICTIONS OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

The Underlying Funds have adopted certain investment restrictions that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. The Underlying Funds' fundamental restrictions reflect certain regulatory, business or industry conditions at the time they were adopted. Changes in applicable law now permit investment companies like the Underlying Funds to revise or eliminate certain of these restrictions.

The Board, together with the Underlying Fund's officers and Accessor Capital, have reviewed the Underlying Funds' current fundamental restrictions, and have concluded that certain restrictions should be amended or removed based on the development of new practices and changes in applicable law and to facilitate administration of the Funds. The proposed revised restrictions for the Funds are listed in Appendix B. At the Meeting, shareholders will be asked to approve the amended restrictions and to remove all other fundamental restrictions.

The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. Also, in other cases, the Board believes that certain restrictions as currently worded are not required by the 1940 Act or other applicable law. The Board believes that implementing the revised restrictions (including removing outdated restrictions or provisions) will facilitate Accessor Capital and the Money Managers' management of each Fund's assets and simplify the process of monitoring compliance with investment restrictions. The revised restrictions (with variations required by the specific Funds) will be the standard form for the Accessor Funds.

THE REVISED RESTRICTIONS DO NOT AFFECT THE CURRENT AND/OR PROPOSED INVESTMENT OBJECTIVES OF THE UNDERLYING FUNDS. THE UNDERLYING FUNDS WILL CONTINUE TO BE MANAGED IN ACCORDANCE WITH THE INVESTMENT POLICIES DESCRIBED IN THEIR PROSPECTUS AND IN ACCORDANCE WITH FEDERAL LAW. THE REVISED RESTRICTIONS WOULD GIVE THE UNDERLYING FUNDS INCREASED ABILITY TO ENGAGE IN CERTAIN ACTIVITIES. THE BOARD MAY CONSIDER AND ADOPT SUCH NON-FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE UNDERLYING FUNDS AS THEY DETERMINE TO BE APPROPRIATE AND IN THE SHAREHOLDERS' BEST INTERESTS. THE BOARD DOES NOT ANTICIPATE THAT THE REVISED RESTRICTIONS, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN AN UNDERLYING FUND.

Each investment restriction proposed to be revised or eliminated is discussed below. Appendix B lists the fundamental restrictions that will apply to each Underlying Fund if shareholders of each Fund approve this proposal. Appendix C lists the Underlying Funds' current fundamental investment restrictions and the proposed action to be taken with respect to each restriction.

PROPOSAL 4A.  DIVERSIFICATION

It is proposed that the restriction concerning diversification for the Underlying Funds be revised to more clearly state that each Underlying Fund (excluding the U.S. Government Money Fund) may not, with respect to 75% of its total assets, purchase securities if more than 5% of such Fund's total assets would be invested in that issuer or the Fund will hold more than 10% of the outstanding voting securities of that issuer. The restriction as proposed further states that the U.S. Government Money Fund are subject to the same limitations, although the limitations are with respect to all of the U.S. Government Money Fund's total assets.

The revised restriction concerning diversification includes a restriction with respect to investing in more than 10% of the outstanding voting securities of an issuer in order to comply with the diversification requirements under applicable law. Further, the revised restriction removes the investment limitation regarding industry concentration, which is proposed as a stand-alone restriction for each Fund (see proposal 4B below).

PROPOSAL 4B.  INDUSTRY CONCENTRATION

It is proposed that the restriction concerning concentration in a particular industry be changed so that an Underlying Fund may not purchase securities of an issuer of a particular industry if as a result 25% or more of the Fund's total assets would be invested in securities of issuers whose principal business activities are in the same industry.

This revised restriction is similar to the Underlying Funds' existing concentration restriction, except that the revised restriction is separated from the restriction regarding diversification and the existing concentration restriction specific to the U.S. Government Money Fund has been merged into the revised concentration restriction for all of the Underlying Funds.

PROPOSAL 4C.  BORROWING

It is proposed that the restriction concerning borrowing and pledging of assets be changed so that an Underlying Fund may borrow money or pledge its assets to the fullest extent permitted by applicable law. For purposes of this restriction, collateral arrangements with respect to swaps, options, futures, forwards, and initial and variation margin are not deemed to be a pledge of assets.

Currently, each Underlying Fund may borrow up to 5% of its assets for temporary, extraordinary or emergency purposes, and may pledge up to 10% of its assets to secure such borrowings. Also, the revised restriction concerning borrowing and pledging of assets is separated from the restriction regarding senior securities.

The 1940 Act, which is the federal law that governs investment companies like each Underlying Fund, does not require that borrowings be made only for limited purposes. It is possible that each Underlying Fund's existing restrictions could prevent them from borrowing when it is in the best interests of shareholders to do so. The revised restriction will give each Underlying Fund the maximum amount of flexibility to borrow permitted by applicable law. Currently, the 1940 Act permits investment companies like the Underlying Funds to borrow money so long as there is 300% asset coverage of the borrowings at the time of the loan. This means that at the time of the loan borrowings cannot exceed one-third of an investment company's total assets after subtracting liabilities other than the borrowings. While the statutory test currently is similar to each Fund's existing restriction, the revised restriction would allow an Underlying Fund to take advantage of any future changes in the statutory test.

Investment companies like the Underlying Funds generally borrow money to try to enhance returns to shareholders (this is referred to as leverage). Borrowing money creates risks and expenses for a Fund and may make a Fund's net asset value more volatile. The interest and other costs of borrowing may reduce an Underlying Fund's return. An Underlying Fund also could be forced to sell securities at inopportune times to repay loans.

PROPOSAL 4D.  ISSUANCE OF SENIOR SECURITIES

It is proposed that the restriction concerning the issuance of senior securities be changed so that an Underlying Fund may issue senior securities to the fullest extent permitted by applicable law. A senior security is any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. For purposes of this restriction, collateral arrangements with respect to swaps, options, futures, forwards and initial and variation margin are not deemed to be the issuance of a senior security. Also, the revised restriction concerning senior securities is separated from the restriction regarding borrowing and pledging of assets.

Currently, each Underlying Fund is subject to a fundamental restriction that provides that it may not issue any senior securities. It is proposed that this restriction be changed to permit the Underlying Fund to issue senior securities to the fullest extent permitted by applicable law, including pursuant to any exemptive relief under the 1940 Act. In addition, the revised restriction clarifies and expands the types of collateral arrangements that are excluded from the restriction to include swaps and forward contracts.

PROPOSAL 4E.  REAL ESTATE, OIL AND GAS, MINERAL PROGRAMS, AND COMMODITIES

It is proposed that the restriction concerning real estate and commodities be clarified to state that an Underlying Fund may not purchase or sell real estate, interests in oil, gas or mineral exploration or development programs, commodities or commodity contracts in the ordinary course of its business. Under this restriction, each Underlying Fund will be able to invest in securities secured by real estate and securities of companies that deal in real estate, as well as options, futures and forward contracts, and each Underlying Fund also will retain the right to hold and sell real estate, mineral exploration or development programs, commodities or commodity contracts acquired as a result of the ownership of securities; provided, however, that the U.S. Government Money Fund may not buy or sell commodities or commodity contracts, real estate or interests in real estate, except that the Money Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, other than securities of real estate investment trusts and real estate limited partnerships.

The revised restriction clarifies that the restrictions relating to investments in real estate and commodities do not apply to any type of option contract and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein (except in the case of the U.S. Government Money Fund). The revised restriction also has been expanded to include each Underlying Fund's existing restriction regarding oil, gas, and mineral programs.

PROPOSAL 4F.  UNDERWRITING SECURITIES

It is proposed that the restriction concerning underwriting securities be changed so that each Underlying Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of an Underlying Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be seemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security. The revised restriction also provides that the Fund is not deemed to underwrite securities by virtue of employing a master/feeder or fund of funds investment structure as permitted by applicable law.

Currently, each Underlying Fund is prohibited from underwriting securities except to the extent an Underlying Fund may be deemed to be an underwriter, under federal and state securities laws, in connection with the disposition of portfolio securities. The primary purpose of the revised restriction is to clarify that each Underlying Fund is not prohibited from investing in other investment companies, even if as a result of such investment each Fund is technically considered an underwriter under federal securities laws.

PROPOSAL 4G.  OIL, GAS AND OTHER MINERAL PROGRAMS - MERGER OF RESTRICTION

Currently, each Fund has a fundamental restriction that prohibits it from investing in interests in oil, gas, or other mineral exploration or development programs. It is proposed that the restriction concerning investments in oil, gas, and mineral programs be merged into the proposal regarding real estate and commodities (see proposal 4E above). Except for the proposed merger, the restriction regarding oil, gas and other mineral programs remains unchanged.


PROPOSAL 4H.  LENDING OF MONEY OR SECURITIES

It is proposed that the restriction concerning lending be changed so that each Underlying Fund may make loans to the fullest extent permitted by applicable law.

Currently, each Underlying Fund is prohibited from lending money. An Underlying Fund may lend its securities subject to certain percentage and collateral limitations. Repurchase agreements are treated as exceptions for purposes of these lending restrictions. The revised restriction will permit an Underlying Fund to make loans, whether of money or securities, so long as the transactions are permitted by applicable law.

Lending securities may be a source of income to an Underlying Fund and is permitted under the 1940 Act, subject to certain limitations. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower of the securities fail financially. However, loans would be made in accordance with procedures approved by the Board only to firms deemed by Accessor Capital to be of good standing, and when, in the judgment of Accessor Capital, the income from securities loans justifies the attendant risk. Also, each Underlying Fund has adopted a non-fundamental restriction that it may lend its portfolio securities, provided that the value of the outstanding securities do not exceed 33 1/3% of the Fund's net assets and that the Fund will receive collateral in an amount equal to 102% (for domestic securities) or 105% (for foreign securities) of the current market value of the loaned securities plus accrued interest.

It is unlikely that an Underlying Fund would lend money, except to the extent that the purchase of debt securities or commercial paper can be considered a loan; however, an Underlying Fund could lend money to other funds advised by Accessor Capital, a Money Manager or one of their affiliates. An Underlying Fund would have to obtain exemptive relief from the Securities and Exchange Commission in order to make loans to other funds advised by Accessor Capital, a Money Manager or an affiliate thereof.

PROPOSAL 4I.   INVESTMENTS FOR CONTROL - REMOVAL AS FUNDAMENTAL RESTRICTION

Currently, each Underlying Fund has a fundamental restriction that prevents the Fund from making investments for the purpose of exercising control of management. While each Underlying Fund intends to continue to adhere to this restriction, it is proposed that each Underlying Fund remove this restriction as a fundamental restriction to provide each Fund with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic.

PROPOSAL 4J.   LIMITATION ON INVESTMENT IN SINGLE ISSUER - REMOVAL AS
                            FUNDAMENTAL RESTRICTION

Currently, each Underlying Fund has a fundamental restriction that prohibits the Fund from acquiring more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer. While each Underlying Fund intends to continue to adhere to this restriction, it is proposed that each Underlying Fund remove this restriction as a fundamental restriction to provide each Fund with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. In the event that this restriction is changed in the future (without shareholder approval), it is possible that a Fund may invest more in a single issuer, thus subjecting the Fund to the risk of greater volatility and less diversification.

PROPOSAL 4K.   SHORT SALES/PURCHASING SECURITIES ON MARGIN - REMOVAL AS
                            FUNDAMENTAL RESTRICTION

Each Underlying Fund has a fundamental restriction that prevents the Fund from effecting short sales or purchasing any security on margin, except that each Underlying Fund may effect short sales against the box or obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that each Underlying Fund may trade in futures and related options, and may make margin payments in connection with transactions in futures contracts and related options. Margin transactions generally involve the purchase of securities with money borrowed from a broker, with cash or securities being used as collateral for the loan. While each Underlying Fund intends to continue to adhere to this restriction, it is proposed that each Underlying Fund remove this restriction as a fundamental restriction to provide each Fund with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. Any additional investments in short sales may subject a Fund to additional risks, including the risk of loss when the price of the security sold short increases between the date of the short sale and the dates on which the Fund replaces the borrowed security.

PROPOSAL 4L.  INVESTMENTS IN ISSUERS IN OPERATION FOR LESS THAN THREE YEARS -
                       REMOVAL AS FUNDAMENTAL RESTRICTION

Currently, each Underlying Fund has a fundamental restriction that prevents the Fund from investing in securities, other than mortgage-related securities, asset-backed securities, or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years, if, as a result, more than 5% of the Fund's total assets would then be investment in such securities.

While each Underlying Fund intends to continue to adhere to this restriction, it is proposed that the Underlying Fund remove this restriction as a fundamental restriction to provide each Fund with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. Any additional investments in securities of companies that have been in operation for less than three years may subject a Fund to additional risks, including the risks that a developing company may have narrower markets, limited financial and management resources and greater volatility.

PROPOSAL 4M.  INVESTMENTS IN OTHER INVESTMENT COMPANIES - REMOVAL AS FUNDAMENTAL
                                  RESTRICTION

Currently, each Underlying Fund has a fundamental restriction that prohibits the Fund from investing in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or as part of a merger, consolidation or other acquisition, or as set forth in that Underlying Fund's prospectus or statement of additional information. While each Underlying Fund intends to continue to adhere to this restriction, it is proposed that each Underlying Fund remove this restriction as a fundamental restriction to provide each Fund with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. Any additional investments in other investment companies may subject a Fund to additional risks, including the reduction of return on such investment due to the additional operating expenses and fees of such other investment companies.

PROPOSAL 4N.  WARRANTS - REMOVAL AS FUNDAMENTAL RESTRICTION

Currently, each Underlying Fund has a fundamental restriction that prohibits the Fund from purchasing warrants if as a result the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this current restriction, warrants attached to other securities are not subject to this limitation. However, the U.S. Government Money Fund may not purchase warrants.

While each Underlying Fund intends to continue to adhere to this restriction, it is proposed that each Underlying Fund remove this restriction as a fundamental restriction to provide each Fund with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic.

CONCLUSION

Upon shareholder approval of each Underlying Fund, the amended fundamental investment restrictions will become effective when the prospectus and/or statement of additional information for the Underlying Funds are revised to reflect such changes. If the proposal is not approved by the shareholders of a Fund, that Fund's current fundamental investment restrictions will remain unchanged.

THE BOARD HAS CONCLUDED THAT THE PROPOSAL TO AMEND OR REMOVE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH UNDERLYING FUND WILL BENEFIT THE RESPECTIVE UNDERLYING FUND AND ITS SHAREHOLDERS. THE BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE PROPOSAL TO AMEND OR REMOVE THE FUNDAMENTAL INVESTMENT RESTRICTIONS AND RESTRICTIONS FOR THEIR FUND.


--------------------------------------------------------------------------------
                           OTHER INFORMATION
--------------------------------------------------------------------------------

INFORMATION ABOUT ACCESSOR CAPITAL

Accessor Capital, a Washington limited partnership, located at 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101, is the Funds' manager and administrator. As of March 1, 2001, Accessor Capital managed over $2 billion in assets. The General Partner of Accessor Capital is Accessor Capital Corporation, whose business address is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101. J. Anthony Whatley, III is President and Chief Executive Officer of Accessor Capital and President of Accessor Funds. In addition, the following individuals who are officers of Accessor Funds are also officers of Accessor
Capital: Ravindra A. Deo, Linda V. Whatley, Robert J. Harper, and Christine J. Stansbery.

Pursuant to its Management Agreement with each Fund, Accessor Capital implements and operates a multi-manager methodology and has overall supervisory responsibility for the general management and investment of each Fund's securities portfolio, subject to the respective Fund's investment objectives and policies and any directions of the Board. Accessor Capital recommends to the Board multiple independent investment management firms for appointment as Money Managers for each Fund, each of which employs a different investment style. Accessor Capital continuously analyzes and evaluates the investment performance and portfolios of each Fund's Money Managers and from time to time recommends changes in the Money Managers. Accessor Capital directly manages the U.S. Government Money Fund and the Allocation Funds.

INFORMATION ABOUT ACCESSOR FUNDS' INDEPENDENT ACCOUNTANT

The firm of Deloitte & Touche LLP has been selected as independent accountants for each Fund. Deloitte & Touche LLP, in accordance with Independence Standards Board No. 1, has confirmed to Accessor Funds' Audit Committee that they are independent accountants with respect to the Funds.

The independent accountants examine annual financial statements for the Funds and provide other non-audit and tax-related services to the Funds. Accessor Capital and Accessor Funds' Audit Committee have considered whether other non-audit services by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP, in its audit of the Funds. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Below are the fees paid by the Funds to Deloitte & Touche LLP for the fiscal year ended December 31, 2001:

AUDIT FEES. The approximate fee for professional services rendered for the audit of annual financial statements for each Fund is shown in the table below:

  NAME OF FUND                                           AUDIT FEE

Growth Fund                                                $ 19,283.39
Value Fund                                                   14,504.04
Small to Mid Cap Fund                                        19,449.12
International Equity Fund                                    12,505.65
High Yield Bond Fund                                          3,810.51
Intermediate Fixed-Income Fund                                5,579.52
Short-Intermediate Fixed-Income Fund                          5,923.63
Mortgage Securities Fund                                     13,567.48
U.S. Government Money Fund                                  108,937.95
Aggressive Growth Allocation Fund                             1,590.14
Growth Allocation Fund                                        2,659.50
Growth & Income Allocation Fund                               1,730.60
Balanced Allocation Fund                                      1,543.07
Income & Growth Allocation Fund                                 579.76
Income Allocation Fund                                          885.64

ALL OTHER FEES. Deloitte & Touche LLP was also paid approximately $57,425 for tax-related services rendered to the Funds during the fiscal year ended December 31, 2001. In addition, Deloitte & Touche LLP was paid approximately $21,310 for all other non-audit services rendered on behalf of Accessor Capital or its affiliates.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS OF ACCESSOR FUNDS

Shareholders of record at the close of business on March 11, 2002 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix D to this Proxy Statement lists for each Fund the total number of shares outstanding March 11, 2002 entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund.

ADJOURNMENTS; OTHER BUSINESS

If a quorum is not present at the Meeting, if a Fund has not received enough votes by the time of the Meeting to approve the proposals herein, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant proposals. They will vote against any such adjournment any proxy that directs them to vote against the relevant proposals. They will not vote any proxy that directs them to abstain from voting on the relevant proposals.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present are the proposals set forth in this Proxy Statement. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold annual meetings of shareholders unless the election of Directors is required to be acted on by shareholders under the 1940 Act. Any proposals by shareholders to be presented at an annual meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting at least 120 calendar days in advance of the date of the Fund's proxy statement released in connection with the previous year's annual meeting, except that if no annual meeting was held in the previous year or the date of the annual meeting has changed by more than 30 days, a shareholder proposal shall have been received by the Fund a reasonable time before the solicitation is made. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

NOTE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise Accessor Funds, in care of Accessor Capital Management L.P. 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and annual reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

One annual report or proxy statement, as applicable, may be delivered to multiple shareholders sharing an address unless Accessor Funds has received contrary instructions from one or more of the shareholders. Accessor Funds will deliver promptly a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. In order to request a separate copy or change your preference to receive multiple copies in the future, please write to Accessor Funds at 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101 or call Accessor Funds at 1-800-759-3504.


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN YOUR PROXY CARD AND RETURN THE CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE NOTE THE FORM OF THE NAME OR NAMES PROVIDED ON THE PROXY CARD. THIS IS THE FORM IN WHICH THE SHARE OWNERSHIP IS SHOWN ON THE BOOKS OF THE FUNDS, AND IT IS THE FORM IN WHICH THE SIGNATURE OR SIGNATURES SHOULD APPEAR ON THE PROXY CARD.


--------------------------------------------------------------------------------
                                   APPENDIX A

           FORM OF DEFENSIVE DISTRIBUTION PLAN - ADVISOR CLASS SHARES

                              ACCESSOR FUNDS, INC.
--------------------------------------------------------------------------------

1. This Defensive Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of the portfolios set forth in Exhibit A attached hereto, as may be amended from time to time (each, a "Fund" and collectively, the "Funds"), each a series of shares of Accessor Funds, Inc. ("Accessor Funds").

2. It is recognized that Accessor Capital Management LP ("Accessor Capital") may use its revenues, including management fees paid to Accessor Capital by a Fund, as well as its past profits or its resources from any other source, to make payment to third parties with respect to any expenses incurred in connection with the distribution of the Fund's Advisor Class (the "Class") shares of beneficial interest ("Shares"), including expenses of printing and distributing any prospectuses, reports and other literature used by the Fund, advertising, and other promotional activities in connection with the offering of Shares of the Fund for sale to the public.

3. Accessor Capital directly, or through third parties, may, subject to the approval of the Board of Directors of Accessor Funds, provide or make payments to securities dealers, banks and other third parties who engage in the sale of Shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding a Fund, processing shareholder transactions and providing such other shareholder services as Accessor Funds may reasonably request.

4. The Funds will not make separate payments as a result of this Plan to Accessor Capital or any other party, it being recognized that each Fund presently pays, and will continue to pay, a management fee to Accessor Capital. To the extent that any payments made by a Fund to Accessor Capital, including payment of management fees should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares of the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

5. This Plan shall become effective with respect to a Class of a Fund upon the First business day of the month following: (a) approval by a vote of a majority of the Directors of Accessor Funds, including a majority of Directors who are not "interested persons" of Accessor Funds (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan; and (b) approval by a vote of at least a "majority of the outstanding voting securities" of the Class of the Fund (as defined in the Act), if adopted after any public offering of the Class of Shares or the sale of such Shares to persons who are not affiliated persons of the Fund, affiliated persons of such persons, promoters of the Fund or affiliated persons of such promoters.

6. This Plan shall, unless terminated as hereinafter provided, remain in effect for each Class of the Funds from the date specified above until _______________, and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Directors of Accessor Funds, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended with respect to each Class of the Funds at any time by the Board of Directors, provided that: (a) any amendment to authorize direct payments by a Fund to finance any activity primarily intended to result in the sale of Shares of the Fund, or to increase materially the amount spent by the Fund for distribution shall be effective only upon approval by a vote of a majority of the outstanding voting securities of each Class of the Fund affected by the matter; and (b) any material amendments of this Plan shall be effective only upon approval by a vote of a majority of the Directors of Accessor Funds, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on this Plan.

7. This Plan may be terminated with respect to a Class of a Fund at any time, without the payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of that Class of the Fund.



8. During the existence of this Plan, Accessor Funds shall require Accessor Capital to provide Accessor Funds, for review by Accessor Funds' Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Shares of each Fund covered by this Plan (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

9. This Plan does not require Accessor Capital to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Shares of the Funds.

10. Consistent with the limitation of shareholder liability as set forth in Accessor Funds' Articles of Incorporation or other organizational document, any obligations assumed by a Fund or Class thereof pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to that Fund or Class thereof, respectively, and its assets, and shall not constitute obligations of any other series or classes of shares of Accessor Funds.

11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.




--------------------------------------------------------------------------------
                                    Exhibit A
           [to Advisor Class Shares of Accessor Funds, Inc. Defensive
                               Distribution Plan]
--------------------------------------------------------------------------------

FUNDS
--------------------------------------------------------------------------------
Accessor Growth Fund
Accessor Value Fund
Accessor Small to Mid Cap Fund
Accessor International Equity Fund
Accessor High Yield Fund
Accessor Intermediate Fixed-Income Fund
Accessor Short-Intermediate Fixed-Income Fund
Accessor Mortgage Securities Fund
Accessor U.S. Government Money Fund

--------------------------------------------------------------------------------
APPENDIX B - PROPOSED FUNDAMENTAL RESTRICTIONS TO APPLY TO EACH UNDERLYING FUND
                           UPON SHAREHOLDER APPROVAL
--------------------------------------------------------------------------------
Unless otherwise indicated, each Underlying Fund may not:

1. With respect to 75% of its total assets, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities")if as a result, (i) more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or(ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; however, with respect to 100% of its total assets, the U.S. Government Money Fund may not purchase any security (other than U.S. Government Securities) if as a result: (i) more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. Purchase any securities of an issuer (other than U.S. Government Securities) in a particular industry if, as a result, 25% or more of its total assets would be invested in one or more issuers having their principal business activities in the same industry.

3. Borrow money or pledge its assets except to the extent such borrowing or pledging of assets is not prohibited by the 1940 Act and exemptive orders granted under such Act.*

4. Issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.*

5. Buy or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, exploration or development programs, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Funds reserve the freedom of action to hold and to sell real estate, mineral leases, exploration or development programs, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities; provided, however that the U.S. Government Money Fund may not buy or sell commodities or commodity, or real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, other than securities of real estate investment trusts and real estate limited partnerships.

6. Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

7. Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

* For purposes of these restrictions, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts is deemed to be the issuance of a senior security.

--------------------------------------------------------------------------------
APPENDIX C - CURRENT AND PROPOSED FUNDAMENTAL RESTRICTIONS FOR THE UNDERLYING
                                     FUNDS
--------------------------------------------------------------------------------





     CURRENT FUNDAMENTAL RESTRICTION                            PROPOSED NEW RESTRICTION OR PROPOSED REMOVAL OF RESTRICTION
     -------------------------------                            -----------------------------------------------------------
  UNLESS  OTHERWISE  INDICATED,  EACH UNDERLYING FUND MAY NOT:   UNLESS OTHERWISE INDICATED, EACH UNDERLYING FUND MAY NOT:
  (1)  Purchase any security  (other than  obligations  of the   1. With  respect to 75% of its total  assets,  purchase  any
  U.S. Government,  its agencies or instrumentalities) if as a   security (other than obligations issued or guaranteed by the
  result (i) with respect to 75% of the Fund's  total  assets,   U.S. Government,  its agencies or  instrumentalities  ("U.S.
  more  than  5% of the  Fund's  total  assets  would  then be   Government  Securities")if as a result,  (i) more than 5% of
  invested in  securities of a single  issuer,  or (ii) 25% or   the Fund's total assets would then be invested in securities
  more of the Fund's  total assets would be invested in one or   of a single  issuer,  or (ii) the Fund  would hold more than
  more issuers having their principal  business  activities in   10% of the  outstanding  voting  securities  of that issuer;
  the same industry.  The U.S.  Government  Money Fund may not   however,  with respect to 100% of its total assets, the U.S.
  purchase any security  (other than  obligations  of the U.S.   Government  Money Fund may not purchase any security  (other
  Government,  its  agencies  or  instrumentalities)  if  as a   than U.S.  Government  Securities) if as a result:  (i) more
  result:  (i) more than 5% of the Fund's  total  assets would   than 5% of the Fund's total assets would then be invested in
  then be invested in securities of a single  issuer,  or (ii)   securities of a single  issuer,  or (ii) the Fund would hold
  25% or more of the Fund's  total assets would be invested in   more than 10% of the outstanding  voting  securities of that
  one  or  more  issuers  having  their   principal   business   issuer.
  activities in the same industry.
                                                                 2.  Purchase any  securities  of an issuer  (other than U.S.
                                                                 Government  Securities)  in a  particular  industry if, as a result,25%  or more of its 25% or more of it be  invested in
                                                                 one  or  more  issuers  having  their   principal   business
                                                                 activities in the same industry.

------------------------------------------------------------     ---------------------------------------------------------
(2) Issue senior securities, borrow money or pledge its          3. Borrow money or pledge its assets except to the
assets, except that a Fund may borrow up to 5% of the value      extent such borrowing or pledging of assets is not
of its total assets from banks for temporary,extraordinary       prohibited by the 1940 Act and exemptive orders
or emergency purposes and may pledge up to 10% of the value      granted under such Act.*
of its total assets to secure such borrowings.
In  the  event  that  the  asset  coverage  for  the  Fund's     4. Issue  any  senior  securities  except  to the
borrowings  falls  below 300%,  the Fund will reduce  within     extent  not   prohibited   by  the  1940  Act  and
three days the amount of its  borrowings in order to provide     exemptive orders granted under such Act.*
for  300%  asset   coverage.   (For  the   purpose  of  this
restriction,  collateral  arrangements  with  respect to the     * For purposes of these  restrictions,  collateral
writing of options,  and, if applicable,  futures contracts,      arrangements  with  respect  to any  type of swap,
and  collateral  arrangements  with  respect to initial  and      option,  and collateral  arrangements with respect
variation margin are not deemed to be a pledge of assets and      to  initial  or  forward   contracts  and  futures
neither  such  arrangements  nor  the  purchase  or  sale of      contracts  variation margin are not deemed to be a
futures is deemed to be the issuance of a senior security).       pledge of assets and neither such arrangements nor
                                                                  the  purchase  or sale  of  futures  contracts  is
                                                                  deemed to be the issuance of a senior security.

------------------------------------------------------------      ---------------------------------------------------------
(3) Buy or sell commodities or commodity contracts,  or real      5. Buy or sell real estate (excluding  securities secured by
estate or interests in real estate, although it may purchase      real  estate  or  interests   therein  and   securities   of
and sell financial  futures  contracts,  stock index futures      companies, such as real estate investment trusts, which deal
contracts and related options,  securities which are secured      in real estate or interests therein),  interests in oil, gas
by real estate, securities of companies which invest or deal      or mineral  leases,  exploration  or  development  programs,
in real estate and publicly traded securities of real estate      commodities or commodity contracts (excluding currencies and
investment  trusts.  No Fund may purchase  interests in real      any type of option, futures contracts and forward contracts)
estate limited partnerships.  The U.S. Government Money Fund      in the ordinary  course of its  business.  The Funds reserve
may not buy or sell commodities or commodity  contracts,  or      the  freedom  of  action  to hold and to sell  real  estate,
real estate or  interests  in real  estate,  except that the      mineral   leases,   exploration  or  development   programs,
Fund may purchase and sell  securities  which are secured by      commodities or commodity contracts (including currencies and
real estate and securities of companies which invest or deal      any type of option, futures contracts and forward contracts)
in  real  estate,  other  than  securities  of  real  estate      acquired  as  a  result  of  the  ownership  of  securities;
investment trusts and real estate limited partnerships.           provided,  however that the U.S.  Government  Money Fund may not buy or sell commodities or commodity contracts,  or real estate or interests in real estate, except that the Fund may purchase  and sell  securities  which  are  secured  by real estate and  securities of companies  which invest or deal in real estate, other than securities of real estate investment trusts and real estate limited partnerships.

------------------------------------------------------------      ---------------------------------------------------------
(4)  Act as underwriter except to the extent that, in             6.  Underwrite  securities  issued by other persons,  except
connection with the disposition of portfolio securities,          that all or any  portion  of the  assets  of the Fund may be
it may be deemed to be an underwriter under certain               invested in one or more investment companies,  to the extent
federal and state securities laws.                                not prohibited by the 1940 Act and exemptive  orders granted
                                                                  under  such  Act,  and  except   insofar  as  the  Fund  may
                                                                  technically  be deemed an  underwriter  under the Securities
                                                                  Act of 1933, as amended, in selling a portfolio security.

 ------------------------------------------------------------     ---------------------------------------------------------
(5)  Invest in interests in oil, gas or other mineral             Merged into new fundamental restriction 5.
exploration or development programs.

------------------------------------------------------------      ---------------------------------------------------------
(6)  Make  loans,   except  through  repurchase   agreements      7. Make loans except to the extent not prohibited by the 1940 Act
(repurchase  agreements with a maturity of longer than seven      and exemptive orders granted under such Act.
days together with other illiquid  securities  being limited to 15% of the net assets of the Fund) and except through the lending of its portfolio securities as described below under
"Investment Policies--Securities Lending."

------------------------------------------------------------       ---------------------------------------------------------
(7)  Make investments for the purpose of exercising                Upon approval of its removal as a fundamental restriction,
control of management.                                             this restriction will be deemed a non-fundamental restriction.

------------------------------------------------------------       ---------------------------------------------------------
(8) Acquire more than 5% of the outstanding voting                 Upon approval of its removal as a fundamental policy,
securities, or 10% of all of the securities, of any one            this restriction will be deemed a non-fundamental restriction.
issuer.  The U.S.  Government  Money  Fund may not  purchase common stock or other voting  securities,  preferred  stock, warrants  or  other  equity  securities,  except  as  may be permitted by restriction number 11.

------------------------------------------------------------       ---------------------------------------------------------
(9) Effect short sales (other than short sales                     Upon approval of its removal as a fundamental restriction,
against-the-box) or purchase securities on margin (except          this restriction will be deemed a non-fundamental restriction.
that a Fund may  obtain  such  short-term  credits as may be necessary  for  the  clearance  of  purchases  or  sales  of securities,  may trade in futures and related  options,  and may make margin payments in connection with  transactions in futures contracts and related options).

------------------------------------------------------------       ---------------------------------------------------------
(10) Invest in securities, other than mortgage-related             Upon approval of its removal as a fundamental restriction,
securities, asset-backed securities or obligations of any          this restriction will be deemed a non-fundamental restriction.
U.S.  Government  agency  or  instrumentality,  of an issuer which, together with any predecessor,  has been in operation for less than three  years if, as a result,  more than 5% of the  Fund's  total  assets  would then be  invested  in such securities.


------------------------------------------------------------       ---------------------------------------------------------

(11)  Invest in securities of other registered investment          Upon approval of its removal as a fundamental restriction,
companies, except by purchases in the open market                  this restriction will be deemed a non-fundamental restriction.
involving only customary brokerage commissions and as a
result of which not more than 5% of its total assets would
be invested in such securities, or as part of a merger,
consolidation or other acquisition, or as set forth under
"Investment Policies -- Collateralized Mortgage
Obligations ("CMOs") and Real Estate Mortgage Investment
Conduits ("REMICs")."

------------------------------------------------------------       ---------------------------------------------------------
(12) Purchase warrants if as a result the Fund would have          Upon approval of its removal as a fundamental restriction,
more than 5% of its total assets invested in warrants or           this restriction will be deemed a non-fundamental restriction.
more than 2% of its total  assets  invested in warrants  not listed on the New York or American Stock Exchanges. Warrants attached  to  other  securities  are  not  subject  to  this limitation.  The U.S. Government Money Fund may not purchase warrants.

------------------------------------------------------------       ---------------------------------------------------------

                                   APPENDIX D-

           SHARES OUTSTANDING AND ENTITLED TO VOTE AND SHARE OWNERSHIP

The Funds' shares entitled to vote at the Meeting and the number of shares outstanding as of March 11, 2002 was as follows:

----------------------------------------- -----------------------------------
NAME OF FUND                              NUMBER OF SHARES OUTSTANDING AND
                                          ENTITLED TO VOTE
----------------------------------------- -----------------------------------

Accessor Growth Fund -
         Advisor Class Shares             6,777,011.5750
         Investor Class Shares            1,453,222.1510
Accessor Value Fund -
         Advisor Class Shares             6,330,243.9750
         Investor Class Shares            1,731,668.4060
Accessor Small to Mid Cap Fund -
         Advisor Class Shares             9,100,254.9310
         Investor Class Shares            697,990.8010
Accessor International Equity Fund -
         Advisor Class Shares             7,014,890.0700
         Investor Class Shares            1,405,873.9070
Accessor High Yield Bond Fund -
         Advisor Class Shares             3,462,930.6970
         Investor Class Shares            644,679.4950
Accessor Intermediate Fixed-Income
Fund -
         Advisor Class Shares             3,937,711.3890
         Investor Class Shares            725,963.7080
Accessor Short-Intermediate Fixed-Income
Fund -
         Advisor Class Shares             4,607,656.8620
         Investor Class Shares            648,143.8400
Accessor Mortgage Securities Fund -
         Advisor Class Shares             9,027,210.1060
         Investor Class Shares            2,126,535.0260
Accessor US Government Money Fund -
         Advisor Class Shares             1,037,989,814.3650
         Investor Class Shares            9,223,783.1100
Accessor Aggressive Growth Allocation
Fund -
         Advisor Class Shares             859,336.0870
         Investor Class Shares            708,524.0730
Accessor Growth Allocation Fund -
         Advisor Class Shares             1,911,272.1810
         Investor Class Shares            675,782.8140
Accessor Growth & Income Fund -
         Advisor Class Shares             1,436,615.2660
         Investor Class Shares            153,773.2720
Accessor Balanced Allocation Fund -
         Advisor Class Shares             784,885.9920
         Investor Class Shares            472,869.8900
Accessor Income & Growth Allocation
Fund -
         Advisor Class Shares             186,982.9510
         Investor Class Shares            270,237.0910
Accessor Income Allocation Fund -
         Advisor Class Shares             596,863.1640
         Investor Class Shares            131,847.6030

                         OWNERSHIP OF SHARES

As of March 1, 2002, the following persons owned of record or beneficially 5% or more of each Fund's shares:



----------------------       ---------------------                              --------------------    ---------------------------
                             RECORD OR                                          SHARES BENEFICIALLY      PERCENTAGE OF OUTSTANDING
       FUND/CLASS            BENEFICIAL OWNER                                    OWNED                     SHARES OF CLASS OWNED
----------------------       ---------------------                              --------------------    ---------------------------
Accessor Growth Fund -
Advisor Class Shares         ZIONS BANCORPORATION 401(K)
                             P.O. Box 30880, Salt Lake City, UT  84130          605,245.6620*                             8.93%
                             RESOURCE TRUST COMPANY
                             1400 Peavey Building, 730 2nd Ave. S.,
                             Minneapolis, MN  55402                             598,819.2460*                            8.84%
                             CHARLES SCHWAB & CO., INC.
                             101 Montgomery St., San Francisco, CA  94104
                                                                                494,069.4530*                            7.29%
                             NATIONAL FINANCIAL SERVICES CORP.
                             P.O. Box 3908, Church Street Station,
                             New York, NY  10008-3908                           433,605.3880*                            6.40%
                             ZIONS FIRST NATIONAL BANK
                             One South Main St., #1340,
                             Salt Lake City, UT  84111                          380,829.8340*                            5.62%
                             Accessor Growth Allocation Fund
                             38 Fountain Square, MD 1COMI8,
                             Cincinnati, OH  45263                              350,712.1130*                             5.18%

Accessor Growth Fund
 - Investor Class Shares     ZIONS FIRST NATIONAL BANK
                             P.O. Box 30880,
                             Salt Lake City, UT  84130-0000                     1,049,284.7460*                          72.20%
                             Sterne Agee & Leach
                             813 Shades Creek Pkwy.,
                             Birmingham, AL  35209                              102,968.3230*                             7.09%
                             FIRST INTERSTATE BANK
                             P.O. Box 30918, Billings, MT  59116                81,987.9350*                              5.64%

Accessor Value Fund -
Advisor Class Shares         BRANCH BANKING & Trust Co.
                             P.O. Box 2887, Wilson, NC  27894-2887              572,841.2800*                             9.05%
                             Resource Trust Company
                             1400 Peavey Building, 730 2nd Ave. S.,
                             Minneapolis, MN  55402                             546,207.7910*                             8.63%
                             Accessor Growth Allocation Fund
                             38 Fountain Square, MD 1COMI8,
                             Cincinnati, OH  45263                              458,573.6150*                              7.24%
                             Zions Bancorporation 401(k)
                             P.O. Box 30880,
                             Salt Lake City, UT  84130-0000                     407,509.0350*                              6.44%
                             Accessor Aggressive Growth Allocation Fund
                             38 Fountain Square, MD 1COMI8,
                             Cincinnati, OH  45263                              320,113.9230*                             5.06%


Accessor Value Fund -
Investor Class Shares        ZIONS FIRST NATIONAL BANK
                             P.O. Box 30880,
                             Salt Lake City, UT  84130-0000                     1,350,515.7690*                          77.99%



Accessor
Small To Mid Cap
Fund -
Advisor Class Shares         COMMUNITY FIRST NATIONAL
                             520 Main Avenue, Fargo, ND  58124                  2,081,673.8280*                           22.87%
                             Charles Schwab & Co., Inc.
                             101 Montgomery St., San Francisco, CA  94104       651,511.5480*                             7.16%
                             NATIONAL FINANCIAL SERVICES CORP.
                             P.O. Box 3908, Church Street Station,
                             New York, NY  10008-3908                           590,274.6540*                             6.49%
                             EASTERN BANK & TRUST CO.
                             225 Essex Street, Salem, MA  01970                 483,566.4960*                             5.31%

                             ZIONS BANCORPORATION 401(K)
                             Box 30880, Salt Lake City, UT  84130               474,640.1800*                              5.22%
                             FIRST INTERSTATE BANK
                             401 N. 31st St., Billings, MT  59101               468,580.4720*                             5.15%


Accessor
Small To Mid Cap
Fund -
Investor Class Shares        ZIONS BANCORPORATION 401(K)
                             P.O. Box 30880, Salt Lake City, UT  84130          304,109.8100*                              43.57%
                             Sterne Agee & Leach
                             813 Shades Creek Pkwy., Birmingham, AL  35209      95,077.2950*                              13.62%
                             FIRST COMMONWEALTH TRUST
                             614 Philadelphia St., Indiana, PA  15701           67,730.2510*                              9.70%
                             First Interstate Bank
                             401 N. 31st St., Billings, MT  59101               52,502.4270*                              7.52%


Accessor International
Equity Fund -
Advisor Class Shares         COMMUNITY FIRST NATIONAL
                             520 Main Avenue, Fargo, ND  58124                  1,209,397.0690*                           17.24%
                             Accessor Growth Allocation Fund
                             38 Fountain Square, MD 1COMI8,
                             Cincinnati, OH  45263                              612,616.4680                              8.73%
                             Accessor Aggressive Growth
                             Allocation Fund
                             38 Fountain Square, MD 1COMI8,
                             Cincinnati, OH  45263                              414,881.1060                             5.91%
                             BRANCH BANKING & TRUST CO.
                             P.O. Box 2887, Wilson, NC
                             27894-2887                                         400,899.2850*                             5.71%
                             ZIONS FIRST NATIONAL BANK
                             One South Main St., #1340,
                             Salt Lake City, UT  841111                         392,941.8770*                            5.60%
                             ZIONS BANCORPORATION 401(K)
                             P.O. Box 30880, Salt Lake City, UT
                             84130-0000                                         354,386.9180*                            5.05%


Accessor International
Equity Fund -
Investor Class Shares        Zions First National Bank
                             P.O. Box 30880,
                             Salt Lake City, UT  84130-0000                     1,092,070.9290*                          77.68%


Accessor High Yield
Bond Fund -
Advisor Class Shares         COMMUNITY FIRST NATIONAL
                             520 Main Avenue, Fargo, ND  58124                  1,425,881.9020*                          41.18%
                             Accessor Growth Allocation Fund
                             38 Fountain Square, MD 1COMI8,
                             Cincinnati, OH  45263                              402,285.1510                             11.62 %
                             Accessor Growth & Income Allocation
                             Fund
                             38 Fountain Square, MD 1COMI8,
                             Cincinnati, OH  45263                              301,737.9000*                             8.71%

                             Accessor Balanced Allocation Fund
                             38 Fountain Square, MD 1COMI8,
                             Cincinnati, OH  45263                              245,105.1200*                             7.08%
                             THE WASHINGTON TRUST COMPANY
                             23 Broad St., Westerly, RI  02891                  190,995.9740*                            5.52%


Accessor High Yield
Bond Fund -
Investor Class Shares        Zions First National Bank
                             P.O. Box 30880,
                             Salt Lake City, UT  84130-0000                     540,910.6950*                            83.90%

                                           .

Accessor Intermediate
Fixed-Income Fund -
Advisor Class Shares         ZIONS FIRST NATIONAL BANK
                             One South Main St., #1340,
                             Salt Lake City, UT  841111                         555,098.7050*                            14.10%
                             ZIONS BANCORPORATION 401(K)
                             P.O. Box 30880,
                             AMERICAN NATIONAL BANK
                             P.O. Box 191, Danville, VA
                             24543-0191                                         436,430.6000*                            11.08%

                             COMMUNITY FIRST NATIONAL
                             520 Main Avenue, Fargo, ND  58124                  364,424.9690*                            9.25%
                             EASTERN BANK & TRUST CO.
                             225 Essex Street, Salem, MA  01970                 335,297.5640*                            8.52%
                             TRUST COMPANY OF STERNE
                             800 Shades Creek Pkwy.,
                             Birmingham. AL  35209                              231,506.8670*                            5.88%
                             GREATBANC TRUST CO.
                             105 E. Galena Blvd., #500,
                             Aurora, IL  60505-0000                             213,296.2810*                            5.42%


Accessor Intermediate
Fixed-Income Fund -
Investor Class Shares        ZIONS FIRST NATIONAL BANK
                             P.O. Box 30880,
                             Salt Lake City, UT  84130-0000                     406,697.2950*                            56.02%
                             FIRST INTERSTATE BANK
                             P.O. Box 30918, Billings, MT  59116                69,072.5810*                             9.51%
                             Sterne Agee & Leach
                             813 Shades Creek Pkwy., Birmingham,
                             AL  35209                                          62,350.7250*                             8.59%
                             VALLEY VIEW BANK
                             5800 Foxridge Dr., #400, Mission,
                             KS 66202                                           36,306.0120*                             5.00%



Accessor Short-Intermediate
Fixed-Income Fund -
Advisor Class Shares         ZIONS FIRST NATIONAL BANK
                             One South Main St., #1340,
                             Salt Lake City, UT  84111                          1,205,173.9930*                         26.16%
                             GREATBANC TRUST CO.
                             105 E. Galena Blvd., #500,
                             Aurora, IL  60505-0000                             354,364.6920*                            7.69%
                             ACCESSOR GROWTH & INCOME ALLOCATION
                             Fund 38 Fountain Square, MD 1COMI8,
                             Cincinnati, OH  45263                              267,438.2230*                            5.80%
                             BRANCH BANKING & TRUST CO.
                             P.O. Box 2887, Wilson, NC
                             27894-2887                                         261,845.4630*                            5.68%
                             ACCESSOR BALANCED ALLOCATION FUND
                             38 Fountain Square, MD 1COMI8,
                             Cincinnati, OH  45263                              241,996.5670*                             5.25%
                             EASTERN BANK & TRUST CO.
                             225 Essex Street, Salem, MA  01970                 234,305.6050*                            5.09%
                             ACCESSOR INCOME ALLOCATION FUND
                             38 Fountain Square, MD 1COMI8,
                             Cincinnati, OH  45263                              401,282.8200*                            5.06%


Accessor Short-Intermediate
Fixed-Income Fund -
Investor Class Shares        Zions First National Bank
                             P.O. Box 30880, Salt Lake
                             City, UT  84130                                    404,980.7980*                            62.48%
                             First Interstate Bank
                             P.O. Box 30918, Billings,
                             MT  59116                                          57,696.4350*                             8.90%
                             Sterne Agee & Leach
                             813 Shades Creek Pkwy.,
                             Birmingham, AL  35209                              36,933.7160*                             5.70%
                             Donaldson, Lufkin, & Jenrette
                             P.O. Box 2052, Jersey City,
                             NJ  07303                                          35,666.7530*                             5.50%
                             Trust Company of Sterne
                             800 Shades Creek Pkwy.,
                             Birmingham, AL  35209                              33,161.5190*                             5.12%



Accessor Mortgage
Securities Fund -
Advisor Class Shares         Zions First National Bank
                             One South Main St., #1340,
                             Salt Lake City, UT  84111                          4,165,634.2700*                          46.15%
                             Community First National
                             520 Main Avenue, Fargo, ND
                             58124                                              1,023,024.7960*                          11.33%
                             Branch Banking & Trust Co.
                             P.O. Box 2887, Wilson, NC
                             27894-2887                                         673,549.4610*                            7.46%


Accessor Mortgage
Securities Fund -
Investor Class Shares        ZIONS FIRST NATIONAL BANK
                             P.O. Box 30880,
                             Salt Lake City, UT
                             84130-0000                                         1,683,863.6190*                          79.18%


Accessor US Government
Money Fund -
Advisor Class Shares         ZIONS FIRST NATIONAL BANK
                             One South Main St., #1340,
                             Salt Lake City, UT  84111                          611,889,386.2740*                        58.95%
                             Nevada State Bank
                             4240 W. Flamingo Road,
                             Las Vegas, NV  89125-0990                          175,000,000.0000*                        16.86%
                             Vectra Bank Colorado, NA
                             1650 S. Colorado Blvd.,
                             Denver, CO  80120                                  92,000,000.0000*                         8.86%
                             The Washington Trust Company
                             23 Broad St., Westerly, RI
                             02891                                              68,584,724.7830*                         6.61%


Accessor US Government
Money Fund -
Investor Class Shares        ZIONS FIRST NATIONAL BANK TRUST
                             P.O. Box 30880,
                             Salt Lake City, UT
                             84130-0000                                         5,550,462.2000*                          60.18%
                             TRUST COMPANY OF STERNE
                             800 Shades Creek Pkwy.,
                             Birmingham, AL  35209                              1,868,096.3100*                          20.25%
                             ZIONS FIRST NATIONAL BANK
                             P.O. Box 30880,
                             Salt Lake City, UT
                             84130-0000                                         475,512.8200*                            5.16%

                                           .
Accessor Aggressive
Growth Allocation Fund -
Advisor Class Shares         NATIONAL FINANCIAL SERVICES CORP.
                             P.O. Box 3908, Church Street
                             Station,
                             New York, NY  10008-3908                           574,722.0930*                            66.88%
                             401k & PS PI Emp Western
                             Industries 401 North 31st
                             Street, Billings, MT 59101                         61,420.0650*                             7.15%


Accessor Aggressive
Growth Allocation Fund -
Investor Class Shares        TRUST COMPANY OF STERNE
                             800 Shades Creek Pkwy.,
                             Birmingham, AL  35209                              365,982.1970*                            51.65%



                             AMERICAN NATIONAL BANK
                             P.O. Box 191, Danville, VA
                             24543-0191                                         240,233.4200*                            33.91%
                             STERNE AGEE & LEACH
                             813 Shades Creek Pkwy, #100B,
                             Birmingham, AL  35209                              52,156.3500*                             7.36%



Accessor Growth
Allocation Fund -
Advisor Class Shares         NATIONAL FINANCIAL SERVICES CORP.
                             P.O. Box 3908, Church Street
                             Station, New York, NY
                             10008-3908                                         1,054,016.7500*                          55.15%
                             THE WASHINGTON TRUST COMPANY
                             23 Broad St., Westerly, RI
                             02891                                              468,009.4350*                            24.49%


Accessor Growth
Allocation Fund -
Investor Class Shares        TRUST COMPANY OF STERNE
                             800 Shades Creek Pkwy., #125,
                             Birmingham, AL  35209                              392,738.3140*                            58.12%
                             AMERICAN NATIONAL BANK
                             P.O. Box 191, Danville, VA
                             24543-0191                                         159,319.2570*                            23.58%
                             STERNE AGEE & LEACH
                             813 Shades Creek Pkwy, #100B,
                             Birmingham, AL  35209                              68,015.0440*                             10.06%


Accessor Growth & Income
Allocation Fund -
Advisor Class Shares         NATIONAL FINANCIAL SERVICES CORP.
                             P.O. Box 3908, Church Street
                             Station, New York, NY
                             10008-3908                                         650,153.0510*                            45.26%
                             THE WASHINGTON TRUST COMPANY
                             23 Broad St., Westerly, RI
                             02891                                              403,179.8540*                            28.06%
                             VALLEY VIEW BANCSHARES, INC.
                             401(k)Metro Center, One
                             Station Place,
                             Stamford, CT  06902                                84,054.4870*                             5.85%
                                                  .

Accessor Growth & Income
Allocation Fund -
Investor Class Shares        WILFRED W. MCDOUGAL
                             1719 Greer Drive W., Newark,
                             OH  43055                                          34,996.1440*                             22.76%
                             THE TRUST CO. OF STERNE
                             800 Shades Creek Pkwy., #125,
                             Birmingham, AL  35209                              11,431.1220*                             7.43%
                             COOK SIGN COMPANY 401(K)
                             520 Main Avenue, Fargo, ND  58124                  10,067.1940*                             6.55%
                             LARRY L. AND JUDITH A. PIPER
                             13399 Johnstown-Utica Road NW,
                             Johnstown, OH  43031                               7,986.0410*
                                                                                                                         5.19%


Accessor Balanced
Allocation Fund -
Advisor Class Shares         NATIONAL FINANCIAL SERVICES CORP.
                             P.O. Box 3908, Church Street Station,
                             New York, NY  10008-3908                           526,231.8100*                           67.05%
                             ARCHIE COCHRANE MOTORS 401(K) PSP
                             401 North 31st. Street, Billings, MT  59101        51,887.7050*                             6.61%



Accessor Balanced
Allocation Fund -
Investor Class Shares        TRUST COMPANY OF STERNE
                             800 Shades Creek Pkwy., #125,
                             Birmingham, AL  35209                              299,234.5350*                            63.28%
                             P.O. Box 191, Danville, VA
                             24543-0191                                         45,517.5570*                             9.63%

                             STERNE AGEE & LEACH
                             813 Shades Creek Pkwy, #100B,
                             Birmingham, AL  35209                              32,679.1700*                             6.91%



Accessor Income & Growth
Allocation Fund -
Advisor Class Shares         NATIONAL FINANCIAL SERVICES CORP.
                             P.O. Box 3908, Church Street Station,
                             New York, NY  10008-3908                           83,803.5390*                            44.82%
                             CITIZENS BANK & TRUST CO.
                             401 North 31st Street, Billings, MT  59101         23,158.1280*                            12.39%
                             J. Anthony Whatley
                             615 Hillside Drive,
                             Seattle, WA  98112-0000                            13,886.4970*                             7.43%


Accessor Income & Growth
Allocation Fund -
Investor Class Shares        TRUST COMPANY OF STERNE
                             800 Shades Creek Pkwy., #125,
                             Birmingham, AL  35209                              166,286.5080*                           61.53%
                             ARROWHEAD TRUST
                             P.O. Box 735, San Bernadino, CA  92402             33,202.8120*                            12.29%
                             COMMERCIAL PROPERTIES
                             P.O. Box 1012, Salem, OR  97308                    23,194.6950*                            8.58%
                             American National Bank
                             P.O. Box 191, Danville, VA  24543-0191             15,149.1440*                             5.61%
Accessor Income
Allocation Fund -
Advisor Class Shares         COMMUNITY FIRST NATIONAL
                             520 Main Avenue, Fargo, ND  58124                  397,529.7000*                            66.60%
                             The Washington Trust Company
                             23 Broad St., Westerly, RI  02891                  69,186.9030*                             11.59%
                             Midwest Trust Company
                             10740 Nall Ave., #100, Kansas City, KSs            33,472.2180*                             5.61%



Accessor Income
Allocation Fund -
Investor Class Shares        TRUST COMPANY OF STERNE
                             800 Shades Creek Pkwy., #125,
                             Birmingham, AL  35209                              69,261.1290*                             52.53%
                             STERNE AGEE & LEACH
                             813 Shades Creek Pkwy, #100B,
                             Birmingham, AL  35209                              24,804.5450*                             18.81%
                             AMERICAN NATIONAL BANK
                             P.O. Box 191, Danville, VA  24543-0191             19,956.0990*                             15.14%
                             Commercial Properties
                             P.O. Box 1012, Salem, OR  97308                    7,646.9920*                              5.80%




--------

*Shares are believed to be held only as nominee.


                              ACCESSOR FUNDS, INC.

                              PLEASE VOTE PROMPTLY
                       * * * * * * * * * * * * * * * * * *

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.


ACCOUNT NUMBER:                           NAME:


FUND NAME:                                RECORD DATE SHARES:

------------------------------------       ------------------------------------


================================================================================
Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Account Registration:


Shareholder Signature:       ________________________________

Joint Shareholder Signature: ________________________________


Date:____________________, 2002


If you have a new address, please check the box on the right and provide    / /
the address in the space below.

_______________________________________

_______________________________________

_______________________________________

                              ACCESSOR FUNDS, INC.
This proxy is solicited on behalf of the Board of Directors. The signers of this of substitution, to vote all shares at the Special Meeting of Shareholders to be held at 1420 Fifth Avenue, Suite 3600, Seattle Washington, 98101, on Wednesday, April 29, 2002 at 10:00 a.m. PST and at any adjournment, as specified herein and in accordance with their best judgment, on any other business that may properly come before this meeting. This Proxy shall be voted on the proposals described in the Proxy Statement as below. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each item below. This proxy will be voted in accordance with the holder's best judgment as to any other matter. After careful review, the Board of Directors unanimously has recommended a vote "FOR" the following items:

                                                                                For all nominees
                                                                                listed (except as           Withhold
                                                                                otherwise marked            Authority to vote
                                                                                to the left)                for all nominees

     ALL FUNDS VOTE ON PROPOSAL 1
1.   Proposal to elect J.Anthony Whatley, George G.                             / /                         / /
     Cobean III and Geoffrey C. Cross as Directors
     (Instruction: to withhold authority to vote for any
     individual nominee(s), write the name(s) of the
     nominee(s) on the line below:


ONLY UNDERLYING FUNDS VOTE ON PROPOSAL 2                                                 For                Against          Abstain
2.   To amend the Fund's fundamental investment objective.
                                                                                         /  /               /  /             /  /
ONLY ADVISOR CLASS SHARES OF UNDERLYING FUNDS VOTE ON PROPOSAL 3
3.   To adopt a defensive distribution plan for the Advisor Class Shares of the
     Fund.                                                                               /  /               /  /             /  /

ONLY UNDERLYING FUNDS VOTE ON PROPOSAL 4
4.   Proposal to amend or remove fundamental investment restrictions.                    For
                                                                                         /  /
(Note:  to vote FOR all changes in Proposal 4,
ONLY fill in the box to the right; otherwise, fill in the individual boxes for proposals 4A through 4N as appropriate)
                                                                                         For                Against          Abstain
4A. To amend the Fund's fundamental investment restriction regarding diversification.
                                                                                         /  /               /  /             /  /
4B. To amend the Fund's fundamental investment restriction regarding industry concentration.
                                                                                         /  /               /  /             /  /
4C. To amend the Fund's fundamental investment restriction regarding borrowing.
                                                                                         /  /               /  /             /  /
4D. To amend the Fund's fundamental investment restriction regarding the issuance of senior securities.
                                                                                         /  /               /  /             /  /
4E. To amend the Fund's fundamental investment restriction regarding real estate, oil and gas, mineral programs and commodities.
                                                                                         /  /               /  /             /  /
4F. To amend the Fund's fundamental investment restriction regarding underwriting securities.
                                                                                         /  /               /  /             /  /
4G. To merge the Fund's fundamental investment restriction regarding oil, gas and other mineral programs into the policy described in Proposal 4E.
                                                                                         /  /               /  /             /  /
4H. To amend the Fund's fundamental investment restriction regarding lending of money or securities.
                                                                                         /  /               /  /             /  /
4I. To remove the Fund's fundamental investment restriction regarding making investments for control purposes.
                                                                                         /  /               /  /             /  /
4J. To remove the Fund's fundamental investment restriction regarding investing in a single issuer.
                                                                                         /  /               /  /             /  /
4K. To remove the Fund's fundamental investment restriction regarding effecting short sales.
                                                                                         /  /               /  /             /  /
4L. To remove the Fund's fundamental investment restriction regarding investments in issuers operating for less than three years.
                                                                                         /  /               /  /             /  /
4M. To remove the Fund's fundamental investment restriction regarding investments in other investment companies.
                                                                                         /  /               /  /             /  /
4N. To remove the Fund's fundamental investment restriction regarding warrants.
                                                                                         /  /               /  /             /  /
